SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 16, 2014
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Research Frontiers’ (Nasdaq: REFR) VariGuard business unit announced that Omega Moulding will distribute its patented light control SmartGlass products for frames and display cases in the United States and Canada.

Omega Moulding will showcase the benefits of VariGuard SmartGlass products at the 15th Annual West Coast Art and Frame Expo and National Conference being held from January 19-22, 2014 (Omega Moulding Booth #431).

VariGuard SmartGlass products protect artwork and historical documents by allowing light to reach these artifacts only when they are being viewed. At all other times, VariGuard display panels immediately return to their light-blocking dark state to protect these artifacts. This performance feature, unique in the industry, can reduce an artifact’s light exposure by 85-95%. This enables museums, libraries and private collectors to:

  Provide the best protection against light damage for artifacts on display

  Enable the safe display of light-sensitive artifacts in well-lit environments

  No more need to view artifacts in dimly lit rooms!

  Display artifacts that were previously considered too light-sensitive to exhibit

Seth Van Voorhees, President of VariGuard, commented “We are very pleased to have a distributor with the stellar reputation and capabilities of Omega Moulding represent our VariGuard SmartGlass products in the marketplace. The Omega Moulding relationship will greatly accelerate customer knowledge of the benefits and protection that VariGuard SmartGlass products offer.”

For more information about VariGuard SmartGlass products, visit the VariGuard website at www.VariGuard.com or the Omega Moulding website at www.museumglazing.com/variguard.html.

15th Annual West Coast Art and Frame Expo and National Conference

The West Coast Art & Frame Expo is the largest national trade show in the art and framing industry. It is also the home of The National Conference, an educational program with 100 informative lectures and hands-on workshops for framers of every level. Additional information about the 15th Annual West Coast Art and Frame Expo and National Conference is available at the event website.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated January 16, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: January 16, 2014